EXHIBIT 99.1 DTE BUSINESS UPDATE M A Y 1 3 – 1 4 , 2 0 2 0 1

Safe harbor statement Certain information presented herein includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “projected,” “aspiration,” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors impact forward-looking statements including, but not limited to, the following: impact of COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2019 Form 10-K and 2020 Form 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

Focusing on the well-being of our employees and communities and positioned to deliver on our financial targets during COVID-19 pandemic Shareholders • Reaffirming 2020 operating EPS1 guidance Employees with Michigan starting to return to work • Ensuring the health and safety of our employees • Confirming 5% – 7% operating EPS growth target through 2024 • Ensuring strong balance sheet and liquidity Customers position; delivering on cash and capital targets • Delivering safe and reliable energy • 7% dividend increase in 2020; targeting 7% dividend increase in 20212 • Providing support to customers Community • Addressing our communities’ most vital needs through philanthropy and volunteerism 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Subject to Board approval 3

Ensuring the health and safety of our employees while delivering reliable energy • Successfully implemented work from home for over half of our employees • Strategically sequestered crews to ensure healthy back-up support and orderly shift transitions • Paused all non-essential field work for some of our employees • Adjusted shifts, using PPE, practicing social distancing and changing the order in which we are doing work at our facilities and in the field • Developed detailed back-to-work schedules and procedures; paused work resumes in May 4

Providing community support, especially to the most vulnerable • Providing resources to serve families’ basic needs, such as food, shelter and access to core medical services • Assisting non-profit organizations and small businesses with emergency stabilization funds • Providing 2 million respiratory masks to area hospitals, police and first responders • Assisting faith-based institutions which are a trusted resource for community members • Partnering with the City of Detroit, philanthropic organizations and business leaders to enhance high- speed internet citywide and providing devices to over 50,000 students • Continuing our commitment to both community service and employee engagement  Matching employee, contractor and DTE alumni charitable giving  Implementing virtual volunteerism to best assist the communities we live and serve 5

Positioned to deliver on our financial targets with cost reductions and contingency planning Forecasted 2020 earnings pressure (~$60 million) Includes impact of: Earnings • COVID-19 sales reduction and incremental costs pressure • 1Q results below plan • Original contingency in plan used $6.47 – $6.75 2020 operating EPS1 Detailed earnings response plan has been developed guidance Includes: • Recovery of forecasted 2020 pressure Contingency rebuild for: Earnings • response  Potential further delayed return-to-work impacts  Potential unfavorable weather  Non-utilities deliver at plan2 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Non-utilities favorable to plan year-to-date 6

Potential 2020 operating earnings1 impact from electric sales scenarios is $30 – $50 million May start scenario • Return-to-work assumptions Residential sales impacts 3% – 4% annual sales increase  Construction and outdoor industries: May • $40 – $50 million operating  Industrial: May  earnings increase  Non-essential retail, restaurants and lodging: staggered throughout the summer  Non-essential offices: late summer Commercial sales impacts • 6% – 9% annual sales decrease  Universities and K-12 schools: September  $50 – $75 million operating earnings decrease Slow start scenario • Return-to-work includes base case scenario except Industrial sales impacts  Industrial: late summer • 18% – 22% annual sales decrease  Non-essential offices: closed through year-  $20 – $25 million operating end earnings decrease  Universities and K-12 schools: virtual through year-end 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 7

Updated planning process includes daily review of contingency plan and lean actions across all business lines Robust planning • Strong history of successfully Annually create detailed 5-year plan implementing earnings contingency plans including during the last recession Includes earnings contingency across the portfolio • Lean actions include one-time items targeted at $2.5 billion O&M spend Weekly detailed executive management review of  Delaying additional hiring first 2 years  Minimizing overtime  Reducing contractor and consultant If contingency is not spend If contingency consumed: employ consumed: employ lean invest/increase  Deferring banked maintenance work guidance  Reducing materials and support expense Daily executive  Decreasing travel expense management review to  Fast forwarding automation and work initiate additional lean from home projects actions Current year condition • Regulatory mechanisms to defer uncollectible and COVID-19 costs 8

Positioned to achieve our 2020 operating EPS1 guidance (millions, except EPS) 2020 operating Assumptions underlying 2020 guidance earnings guidance • Electric sales assume Michigan’s shelter- in-place order is lifted in May DTE Electric $759 - $773  Recovery will be slow and continues into DTE Gas 185 - 193 2021 • Constructive regulatory outcomes Gas Storage & Pipelines 277 - 293 • Robust plan to achieve 2020 operating Power & Industrial Projects 133 - 148 earnings guidance Energy Trading 15 - 25  Majority of growth from utilities  Contracted non-utility growth Corporate & Other (122) - (132)  COVID-19 economic impact response plan DTE Energy $1,247 - $1,300 Operating EPS $6.47 - $6.75 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9

Additional measures taken to further strengthen our liquidity position Liquidity Actions taken to increase liquidity (billions) $0.4 $3.2 • Issued $1.7 billion of long-term debt at DTE $0.4 Electric at extremely favorable rates $0.8 • Secured bank term loans for additional liquidity; significantly mitigates commercial $1.6 paper and capital markets risk Available Bank Additional Change in Available liquidity term capacity utilized liquidity December loans secured capacity April 2019 closed 2020 10

Maintaining strong cash flow, balance sheet and credit profile (billions) • Maintaining strong investment-grade credit rating and FFO1/Debt2 target at 18% Planned equity issuances 2020 – 2022 • Metrics within targeted ranges $1.3 • Targeting lower end of range for 2020 equity issuances Convertible • Reiterating capital guidance equity units $0.1 – $0.4 $0.1 – $0.3 Credit ratings S&P Moody’s Fitch 2020 2021 2022 DTE Energy BBB Baa2 BBB $1.5 – $2.0 (unsecured) DTE Electric A Aa3 A+ (secured) DTE Gas A A1 A (secured) 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 11

Consistently earning authorized ROE in a constructive regulatory environment Ranking of U.S. regulatory jurisdictions1 DTE Electric ROE (Michigan in tier 1) Tier 1 8 10.3% 10.3% 10.1% 10.0% 10.0% Tier 2 9 2015 2016 2017 2018 2019 Authorized ROE Earned ROE Tier 3 18 DTE Gas ROE Tier 4 9 Tier 5 7 10.5% 10.1% 10.1% 10.0% 10.0% 10-month rate cases supported by legislation; 2015 2016 2017 2018 2019 recovery mechanisms for renewables and gas Authorized ROE Earned ROE infrastructure; 5-year distribution planning 1. UBS, March 2020 (50 states and Washington, D.C.) 12

DTE Electric and DTE Gas regulatory update DTE Electric MPSC order on COVID-19 • General rate case final order (U-20561) • Received approval to begin deferring  Effective: May 15, 2020 uncollectible expense in excess of amount in base rates starting March 2020  Rate recovery: $188 million  ROE: 9.9% • Filed  Capital structure: 50% debt, 50% equity  Statement of customer protections  Rate base: $17.9 billion  Comments on utility accounting for COVID-19 related expenses (sequestration, health and • Renewable Energy Plan (REP) (U-18232) safety)  File amended REP: April 1, 2020  Receive final REP order: July 9, 2020 DTE Gas • General rate case: filed November 2019 (U-20642)  Effective: October 2020  Rate recovery: $204 million  ROE: 10.5%  Capital structure: 48% debt, 52% equity  Rate base: $5.1 billion 13

Distinctive continuous improvement culture drives strong track record of cost management vs. peer average All 10,000+ employees engaged in CI to Average annual percentage change in surface and solve problems O&M costs 2008 – 2018 Electric utility1 • Controlling costs while improving the customer experience and targeting rate 2% increases below 3% 1%  Productivity enhancements  Technology innovations  Automation DTE Electric Peer average  Infrastructure replacements Gas utility1  Transition to cleaner energy 3% • Lowered average industrial customer rate 13% since 2012 1% DTE Gas Peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase power and gas production expense 14

Delivering premium results through disciplined planning and management Delivering total shareholder return2 well above History of exceeding operating EPS1 guidance industry average $6.30 463% 332% $2.90 77% 5-Year 10-Year 15-Year S&P 500 Utilities DTE 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 12/31/2019 15

Increased dividend every year since 2010; 7% dividend growth through 20211 ($ per share) Annualized dividend 6.1% CAGR • Increased annualized dividend per 7.1% CAGR $4.05 share every year since 2010  6.1% average increase over that time $3.08  7.1% average increase since 2016 • Continuing 7% dividend increase in $2.12 2020 • Targeting 7% dividend growth through 2021  Moving payout ratio to be in line with peer average More than 100 consecutive years of dividend payments 1. Subject to Board approval 16

Clear line of sight for growth supported by investment in utility infrastructure and disciplined non-utility opportunities (billions) 2020 – 2024 DTE Energy investment $19 billion Electric: Distribution infrastructure, $12 cleaner generation, maintenance $15 Gas: Base infrastructure, main $3 renewal acceleration 80% utility investment $1.2 – $1.7 GSP: Organic growth on existing platforms $1 GSP: Blue Union/LEAP contracted capital $1.0 – P&I: Industrial energy services, $1.0 – $2.2 – $2.7 $1.4 $1.4 renewable natural gas (RNG) Investing 80% of 5-year capital in utilities 17

Potential $2 billion upside to 5-year utility investment plan with visible infrastructure investment

(billions)


Utility investment plan
~$2
Additional opportunity
$15
2020 – 2024

$1.0 – $1.5 billion additional electric investments above 5-year plan

- Additional voluntary renewables
  - Current 600 MW in plan with long-term goal of 1,400 MW
- Sub-transmission investments
- Increased reliability investments including pole top maintenance

$500 million additional gas investments above 5-year plan

- 200 miles of transmission renewal
  - 10% of transmission miles will need to be modernized in the future

Utility infrastructure investments deliver significant growth and improve the customer experience

DTE

18

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy (billions) 2020 – 2024 electric investment Transformational investments Cleaner energy $3 Delivering 80% carbon emissions reduction by 2040 $5 $12 billion Infrastructure renewal Addressing substation load growth and $4 aging infrastructure Technology innovation Distribution infrastructure Focusing on grid automation, superior customer channels and enhanced Base infrastructure cybersecurity Cleaner generation Targeting 7% – 8% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 19

Steady march toward clean, reliable, affordable, home-grown energy Cleaner generation mix 1% 2% 17% 20% 25 – 30% Renewables 18% 20 – 25% Natural gas 20% 77% 20% Nuclear & other 45% 30% Coal 2005 2023E 2030E • More than doubling renewable energy by River St. Trenton Belle Monroe 2024 Rouge Clair Channel River • Ahead of pace on voluntary renewable 2022 2030 2040 commitments  GM subscribed additional 250 MW in 2020 20

DTE Gas: replacing aging infrastructure reduces methane emissions while improving performance, cost and productivity (billions) 2020 – 2024 gas investment Transformational investments Main renewal Minimizing leaks to reduce costs and $1.4 improve customer satisfaction $3 billion $1.6 Pipeline/transmission integrity Strengthening the system to decrease the potential for system issues Technology enhancement Infrastructure renewal Reducing manual meter reading to improve operational efficiencies and Base infrastructure customer satisfaction Targeting 9% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 21

Committed to methane reduction goal of 80% by 2040 Reduced methane emissions continuing reductions in …to achieve goal by 2040 more than 20% since 2011… 2020... Compressor station upgrades Main renewal program Continued infrastructure • Reduced emissions by 93% • Achieving further emission investment reductions through program • Reduces methane emissions acceleration by more than 80% Main and service line upgrades • Reduced emissions by 7% Active partner in the EPA’s Methane Challenge program and AGA, EEI and INGAA natural gas sustainability programs 22

Non-utility businesses complement utility growth and provide portfolio mix to manage business cycles Non-utility value creation Extension of our utility business core competencies Delivering higher than utility into other geographies returns Contributing over the last 10 years: Proven ability of early • 2% operating EPS Cash contribution allows for identification of value-creating CAGR increase lower equity issuances platforms • $3 billion of cash with ~$700 million in 2019 Positions DTE at top end of Disciplined approach to utility peers for operating EPS1 assessing investments to growth with a 7.3% CAGR over minimize risk the last decade 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 23

GSP: highly contracted assets provide confidence in meeting our plans Percentage of revenue from demand-based contracts or MVCs/flowing gas • Our assets are well-positioned  Pipelines have long-term contracts and favorable future dynamics as it is increasingly difficult to build new pipes 100% 92% 93%  Storage is positioned in several high- demand, very liquid markets, including MichCon, Dawn and Chicago  Gathering systems include acreage dedications heavily supported by minimum Contract credit volume commitments provisions • Existing production continues to flow based on low variable cost Average contract tenor (years) 10 9 10 Regulated Gathering Gathering pipelines and pipelines storage 24

Majority of GSP growth secured; delivering higher operating earnings1 with increased certainty (millions) GSP operating earnings • Continued organic growth from well- positioned platforms 9.5% CAGR  Majority of future growth secured and supported by strong contracts $400 – $420  Growth potential and connections to power and industrial markets $277 – $293 • Producing strong adjusted EBITDA2  Adjusted EBITDA is 2.4x operating earnings  2020 adjusted EBITDA range is $665 – $703 million • $2.2 – $2.7 billion of investment in 2020 2020 2024E – 2024 guidance  $1.0 billion of growth contractually secured on Blue Union/LEAP assets Continuing organic growth to reach 2024  $1.2 – $1.7 billion highly accretive operating earnings target organic growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 25

Longer-term demand increases will require continued production growth through new drilling U.S. natural gas demand forecast (Bcf/d) • Longer-term natural gas supply/demand fundamentals remain 130 attractive; shorter-term gas prices +2% remain challenged 120 CAGR 110 • Gas demand is forecasted to grow at a 100 2% CAGR through 2030, mainly driven 90 by LNG exports 80 70 • Wood Mackenzie expects supply to 60 come from areas where our assets are located, including the northeast and 50 gulf coast 40 30 • Short-term demand is less certain 20  In the 2008/2009 recession gas 10 demand dropped by ~2%, then 0 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 increased post recession by 5% in 2010 Other Exports to Mexico LNG exports  We have experienced low price Power Industrial Residential/Commercial commodity cycles before and have emerged in a strong position Source: Wood Mackenzie 26

It is necessary to drill 19 Bcf/d of new natural gas supply on an annual basis to hold production flat Annual decline of US natural gas supply • Given decline profiles of flowing wells, from currently-flowing wells (Bcf/d) new production is needed to just keep supply flat  Wood Mackenzie forecasts it is 92 -27% necessary to drill 19 Bcf/d on an annual basis to hold production flat -18%  Replacing this supply requires prices that allow supply/demand to regain -13% balance -10% -9% • Low oil prices will decrease oil production and associated natural gas production and positively affect the natural gas market  This will stimulate additional natural gas drilling 2019 2020 2021 2022 2023 2024  IHS and Wood Mackenzie forecast gas prices need to be $2.50/MMBtu or higher in 2021/2022 to meet demand Source: Platts Analytics 27

As associated gas supply decreases due to lower oil prices, demand for other sources of dry gas increase • The quality of the resource underlying our assets ensures gas will continue to flow on our systems 2021 – 2023 drilling supply curve (Bcf/d)  Additionally, our assets are well- positioned in supply basins that ~19 Bcf/d of new supply is needed to hold connect to growing markets with production flat highly-contracted provisions $/MMBtu NYMEX $3.00 • Our major producers are in solid positions: $2.50  Attractive resources $2.00  Highly hedged over the next $1.50 Less associated gas couple of years $1.00 increases call on dry gas  Connected to premium markets $0.50  Minimal near-term maturities Associated gas production $0.00 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22  Planning to operate within their Bcf/d cash flows Blue Union Bluestone Link Projected dry gas dispatch Source: Wood Mackenzie and DTE internal analysis (includes imbedded basis differential) 28

P&I: achieving growth from high- quality platforms Industrial energy services Developing new cogeneration projects to improve customer environmental attributes and lower energy costs Renewable energy Expanding RNG business at landfill and agricultural sites to meet growing demand for carbon reduction Reduced emissions fuel Maximizing cash flows while reducing emissions from coal-fired plants P&I growth opportunities are robust and diversified 29

Operating earnings[1] are underpinned by RNG and cogeneration growth opportunities

(millions)


P&I operating earnings
$133 – $148
$125 – $135
REF2
Longer-term contracts
2020 guidance
2024E

- RNG and cogeneration projects drive long-term earnings
  - Backfill sunsetting REF projects with new projects
- Continuing an origination pace of ~$15 million per year
  - Achieved origination targets in each of the past three years
  - Expanded RNG efforts with construction beginning at three additional sites
- Developing high potential investment opportunities with additional targets in early screening
  - Strong project pipeline to execute growth strategy in industrial energy services and RNG businesses

Continuing origination success to reach 2024 target with $1.0 – $1.4 billion 5-year investment

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. $90 million of earnings roll-off in 5-year plan (includes REF sunset net of $20 million of associated business unit cost reductions)

30

Environmental, social and governance efforts are key priorities Environmental Delivering clean and reliable energy to customers Transitioning towards net zero carbon emissions and 80% methane emissions reduction Protecting our natural resources Social Focusing on the safety, well-being and success of our employees Commitment to strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities Governance Focusing on the oversight of environmental stewardship, sustainability and governance Maintaining board diversity Providing incentive plans tied to safety and customer satisfaction targets 31

Continuing to secure a greener future Net zero Wind • 14 wind parks carbon emissions by 2050 • Enough clean energy to power more than 500,000 homes Solar • 31 solar parks 80% • Lapeer solar park one of the largest parks east of the Mississippi carbon emissions reduction by 2040 Voluntary renewables • Enables customers to invest in renewable energy and drive Michigan to a cleaner energy future • 650 MW of large commercial commitments 80% • More than 10,000 residential customers methane emissions enrolled reduction by 2040 32

Continuing to secure a greener future for continuous generation Blue Water Energy Center Ludington Hydropower Plant 1 largest pumped storage reduction in CO2 emissions nd 70% 2 facility in the U.S. 1 95% reduction in SO2 and NOx 175k+ homes powered 850k+ homes powered $800m turbine upgrades by 2020 $1b investment in Michigan 1. Reduction of emissions compared to coal plants 33

Promoting environmental sustainability through stewardship and conservation • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • 37 sites certified under the Wildlife Habitat Council • Taking care of land, water and living creatures  Providing habitat for hundreds of species of birds, mammals, fish and insects in the service territory and beyond  Maintaining thousands of acres of land in its natural state • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems 34

Commitment to strong culture provides a solid framework for success Safety National Safety Council’s top 2% of companies surveyed in safety culture Employee engagement Top 3% in the world by Gallup; 7 consecutive Gallup Great Workplace Awards Customer satisfaction Top quartile at both utilities for residential satisfaction as ranked by J.D. Power Community involvement One of the country's top corporate citizens as named by Points of Light and J.D. Power One of our top priorities for 2020 is to advance our culture of service excellence 35

Reaching a world class status in volunteerism and strengthening ties with communities where we live and serve 5,610 $16m 101,618 1,335 volunteers value of in-kind hours nonprofits helped services since volunteered 2015 New pic 36

Promoting employee resource groups creates an atmosphere of diversity and inclusion Black LGBTQ group Young professionals professionals group group Family Differently- Latinx oriented group abled group professionals group Women’s group Asian and Middle Veteran Eastern group empowerment group 37

Our award-winning commitment to being a top ESG employer in the country Superior corporate Company diversity Top quartile in Named as one of citizenship and customer satisfaction America’s best large community employers involvement Outstanding Inclusion of women- Overall excellence contribution to AESP owned businesses in in diversity their supply chains 38

Outperforming industry average in ESG scores A 75 • Continuing to make progress on ESG performance  Improved MSCI rating from BBB to A BBB 50 • Aspiring to be the best in the industry MSCI Sustainalytics DTE Energy Industry average 39

CONTACT US DTE Investor Relations www.dteenergy.com/investors 313.235.8030 40

Appendix 41

DTE Energy 70% – 75% utility DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution 25% – 30% non-utility Gas Storage & Pipelines (GSP) Transport, store and gather natural gas Power & Industrial Projects (P&I) DTE Energy Own and operate energy related assets 10,000+ employees 2,000 miles of GSP Energy Trading 2.2 million electric pipelines Gas, power and renewables marketing customers P&I projects in 16 1.3 million gas states customers 42

Cash flow and capital expenditures guidance Cash flow Capital expenditures (billions) (millions) 2020 2020 guidance guidance Cash from operations1 $3.0 DTE Electric Capital expenditures (4.5) Base infrastructure $680 Free cash flow ($1.5) New generation 1,050 Distribution infrastructure 850 Dividends ($0.8) $2,580 Net cash ($2.3) DTE Gas Base infrastructure $270 Debt financing Main renewal 300 Issuances $3.0 $570 Redemptions (0.7) Change in debt $2.3 Non-utility $1,200 – $1,400 Total $4,350 – $4,550 1. Includes equity issued for employee benefit programs 43

Well-positioned platforms provide confidence in securing highly accretive growth Platforms Regulation Phase Growth Opportunities • $2.2 – $2.7 billion of investment in 2020 – 2024 Blue Union Early Gathering build-outs  $1.0 billion of growth Gathering build-outs/compression/ contractually secured on LEAP System Early market connections Blue Union/LEAP assets NEXUS Pipeline FERC Early Compression/market connections • Unique characteristics of our Generation assets allow for highly PUCO1 Early/Mid Market connections Pipeline accretive organic growth Link Lateral Early/Mid Gathering build-outs  Pipelines and storage and Gathering offer growth from Bluestone Advanced Market connections compression/bi-directional services Compression/ Vector Pipeline FERC Advanced bi-directional service/market  Gathering systems provide connections access to market Compression/ connections and Millennium FERC Advanced bi-directional service/market additional build-outs Pipeline connections  Storage continues growth Storage MPSC / FERC Advanced Compression with compression 1. Public Utilities Commission of Ohio 44

Blue Union and LEAP asset additions to portfolio provide great value and growth Perryville Hub • Premier assets in high-quality Haynesville Carthage Hub basin Southeast Power Markets  Existing fully contracted gathering system Gulf South  Fully contracted large-diameter Texas markets gathering pipeline with 3Q 2020 in- via Mid-coast service • Highly and immediately accretive transaction Transco Transco & TETCO • High-quality resource well-positioned on supply stack Gillis Hub • Experienced and well-capitalized producer • Solidifies earnings growth and accelerates Henry Hub achievement of GSP’s 5-year investment plan Existing gathering system Dedicated acreage Gathering pipeline under LNG facilities construction Regional pipeline network LNG facilities proposed 45

2018 – 2019 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses —Operation and maintenance B) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net C) Transaction-related costs resulting from the acquisition of Blue Union and LEAP D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non- derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility E) Impairment of equity method investment — recorded in Other income F) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense G) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance H) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance I) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the year ended December 31, 2019 and 27% for the year ended December 31, 2018 Note: Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the 46 Consolidated Statements of Operations (Unaudited)

2008 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2008 Segment Diluted Earnings Per Share Pre-tax Income adjustments taxes EPS DTE Energy Reported EPS $3.36 DTE Electric - - - DTE Gas Performance excellence process 0.04 (0.01) 0.03 Gas Storage & Pipelines - - - Power & Industrial Projects Performance excellence process 0.01 - 0.01 Energy Trading Performance excellence process 0.01 - 0.01 Corporate & Other Residual hedge impact from Antrim sale 0.12 (0.04) 0.08 Tax true-up from sale of joint venture - Crete 0.01 - 0.01 Discontinued operations Synfuel (0.20) 0.07 (0.13) Unconventional gas production (0.74) 0.27 (0.47) DTE Energy Operating EPS ($0.75) $0.29 $2.90 47

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 48

Adjusted EBITDA is a non-GAAP measure Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. For GSP, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the midstream industry. Reconciliation of net income to Adjusted EBITDA as projected for full-year 2020 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA. 49